                                                                  EXHIBIT 10.29


                        AMENDMENT TO EMPLOYMENT AGREEMENT

         This Amendment to Employment Agreement is entered into as of December 3, 2001 (the "Effective Date") by and between Avant! Corporation (the "Company") and Sheng-Chun Lo (the "Employee").

         WHEREAS, the Company has entered into an employment agreement with the Employee dated October 1, 2000 (the "Employment Agreement"); and

         WHEREAS, the Company has entered into a Merger Agreement, dated as of the date hereof among the Company, Synopsys, Inc. ("Synopsys") and certain other parties (the "Merger Agreement"); and

         WHEREAS, the Company and the Employee wish to acknowledge and reaffirm the continued effectiveness of the Employment Agreement as amended hereby.

         NOW THEREFORE, the parties hereto hereby agree as follows:

         1. In General. The Company and the Employee acknowledge and reaffirm, effective as of the date hereof, all of the terms and conditions, including the Employee's obligations, under the Employment Agreement, subject only to such changes as are expressly provided for herein. For the benefit of the Company and Synopsys, the Employee acknowledges that his reaffirmation of his agreements in
Section 3 of the Employment Agreement is a material inducement to Synopsys to enter into the Merger Agreement. Further, the Employee acknowledges that the Term (as defined in the Employment Agreement) and the provisions of Section 1(c) of the Employment Agreement are not affected by this Amendment. The Employee agrees not to take any position, or to assert any defense, in connection with any enforcement of those provisions that is inconsistent with such acknowledgements.

         2. Section 3(A). Section 3(A) of the Employment Agreement will be revised to read in its entirety as follows:

                "(A) NON-COMPETITION.

                The parties confirm that it is reasonably necessary for the protection of the Company that the Employee agree, and accordingly, the Employee does hereby agree that he will not, directly or indirectly, at any time during his employment hereunder and thereafter during the Restricted Period, as hereinafter defined, engage in any aspect of the Company Business (as hereinafter defined) other than as an employee of the Company.

                  (i) The Employee shall be deemed to be engaging in Company
                Business if he:

                       (1) directly or indirectly, whether or not for
                  compensation, participates in the ownership, management, operation or control of any Competitor (as hereinafter defined) or is employed by or performs consulting services for any Competitor;

                       (2) directly or indirectly, solicits any customer of the
                  Company or any prospective customer of the Company while the Employee was employed by the Company, with a view to inducing such customer or prospective customer to enter into an agreement or otherwise do business with any Competitor with respect to Company Business, or attempts to induce any such customer or prospective customer to terminate its relationship with the Company or to not enter into a relationship with the Company, as the case may be;

                       (3) releases any customer or prospect lists of the
                  Company, or any other documents or other information (whether or not such information is in writing) proprietary to the Company or any customer of the Company, or otherwise confidential or non-public, to any person, except with the Company's written consent or as may be required pursuant to the order of a court of competent jurisdiction; or

                       (4) offers employment to any employee of the Company
                  or attempts to induce any such employee to leave the employ of the Company.

                  (ii) For purposes of this Section 3:

                       (1) The "Company Business" is any business in which the
                  Company is engaged or is actively proposed to be engaged at the Effective Time or within six months preceding the Effective Time.

                       (2) A "Competitor" is any corporation, firm, partnership,
                  proprietorship or other entity which engages in a Specified Area (as hereinafter defined) in the Company Business.

                       (3) A "Specified Area" is any geographical area in which
                  the Company is engaged in the Company Business, including any geographic area in which the Company is engaged in research and development related to, or the production or sale of, products related to the Company Business.

                  (iii) The parties hereto hereby declare that it is impossible to measure in money the damages which will accrue to the Employer by reason of a failure by the Employee to perform any of his obligations under this Section 3(A). Accordingly, if the Company institutes any action or proceeding to enforce such obligations, to the extent permitted by applicable law, the Employee hereby waives the claim or defense that the Company has an adequate remedy at law, and the Employee shall not urge in any such action or proceeding the claim or defense that any such remedy at law exists.

                  (iv) The restrictions in this Section 3 shall be in addition to any restrictions imposed on the Employee by statute or at common law.";

         3. Section 3(C). The second paragraph of Section 3(C) will be deleted in its entirety and the third paragraph of Section 3(C) will be revised to change all references to "paragraph (a)" to "paragraph (A)";

         4. Section 4. Section 4 of the Employment Agreement is revised to read in its entirety as follows:

                  4.  RELEASE AFTER TERMINATION OF EMPLOYMENT.

                  "Upon the termination of the Employee's employment, the Company and the Employee agree that in consideration for the Employee's services and for the consideration paid to Employee by the Company, the Company (or its successor) and Employee shall execute general releases in the forms attached hereto as Exhibits A and B."


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
         5. Exhibit A. Exhibit A to this Amendment to Employment Agreement shall be attached as Exhibit A to the Employment Agreement;

         6. Exhibit B. Exhibit B to this Amendment to Employment Agreement shall be attached as Exhibit B to the Employment Agreement;

         7. Section 6. Section 6 of the Employment Agreement will be revised to read in its entirety as follows:

                  "The Employee agrees and acknowledges that the Proprietary Information and Inventions Agreement executed by him continues in full force and effect in accordance with its terms."; and

         8. Section 7(M). Section 7(M) of the Employment Agreement will be revised by replacing the first word of the first sentence with the following language:

                  "Except for any controversy or claim between the Company and Employee under Section 3 of this Employment Agreement, any"

         9. Effectiveness of Amendment. This Amendment shall be effective as of the Effective Date; provided, however, that in the event the Merger Agreement shall be terminated as provided therein, this Amendment shall be void and of no further effect and the Employment Agreement shall be interpreted and construed without giving effect to this Amendment.

         IN WITNESS WHEREOF, the Company and the Employee have executed this Amendment to Employment Agreement, as of the date first above written.

                                                  AVANT! CORPORATION



                                                   /s/ Sheng-Chun Lo
                                                  ----------------------------
                                                  By:    Sheng-Chun Lo
                                                  Title: President



                                                  Sheng-Chun Lo



                                                   /s/ Sheng-Chun Lo
                                                  ----------------------------

                                    EXHIBIT A

         SYNOPSYS, INC., on behalf of itself, its corporate parents, subsidiaries and affiliates, including without limitation Avant! Corporation, and its present and former directors, managing directors, officers, control persons, stockholders, employees, agents, attorneys, administrators, successors and assigns (collectively, "RELEASOR"), for good and valuable consideration received from the Employee, releases and discharges the Employee and his heirs, executors, agents, attorneys, administrators, successors and assigns (collectively, "RELEASEE") from any claim or cause of action, accounts, agreements, bonds, bills, covenants, contracts, controversies, claims, damages, demands, debts, dues, extents, executions, judgments, liabilities, obligations, promises, predicate acts, reckonings, specialties, suits, sums of money, trespasses and variances, including without limitation court costs and attorneys fees, in law or in equity, which RELEASOR has as of the Effective Date against RELEASEE that are based on actions or omissions of RELEASEE occurring prior to the Effective Date which, as of the Effective Date (A) are known to RELEASOR,
(B) have been disclosed in a publicly available report or other document filed on or before the Effective Date with the U.S. Securities and Exchange Commission by or on behalf of RELEASEE or the Company, or (C) have been disclosed to RELEASOR by RELEASEE or the Company on or before the Effective Date, the information described in (A), (B) and (C) being hereinafter referred to as the "Disclosed Facts" (collectively, the "RELEASED MATTERS"). For the purposes of this paragraph, a claim against RELEASEE shall be deemed to have existed as of the Effective Date if such claim is based upon actions or omissions of RELEASEE that occurred or began prior to the Effective Date, even if (i) RELEASOR' s right to damages or equitable relief on such claim had not matured as of the Effective Date; or (2) RELEASOR became entitled to additional or different legal or equitable relief on such claim after Effective Date as a result of a continuation of the same actions or omissions or the effects thereof, and/or the passage of time, after the Effective Date, and such claim shall be deemed to include the right to any such additional or different relief. THE PARTIES ACKNOWLEDGE THAT THEY ARE FAMILIAR WITH SECTION 1542 OF THE CIVIL CODE OF THE STATE OF CALIFORNIA, WHICH PROVIDES AS FOLLOWS:

         "A GENERAL RELEASE DOES NOT EXTEND TO CLAIMS WHICH THE CREDITOR DOES NOT KNOW OR SUSPECT TO EXIST IN HIS FAVOR AT THE TIME OF EXECUTING THE RELEASE, WHICH IF KNOWN BY HIM MUST HAVE MATERIALLY AFFECTED HIS SETTLEMENT WITH THE DEBTOR."

         RELEASOR EXPRESSLY WAIVES AND RELINQUISHES ANY RIGHT OR BENEFIT WHICH IT HAS OR MAY HAVE UNDER SECTION 1542 OF THE CIVIL CODE OF THE STATE OF CALIFORNIA, OR ANY OTHER STATUTE OR LEGAL PRINCIPLE WITH SIMILAR EFFECT WITH RESPECT TO CLAIMS BASED ON OR ARISING FROM THE DISCLOSED FACTS, BUT RELEASOR DOES NOT WAIVE OR RELINQUISH ANY SUCH RIGHT OR BENEFIT WITH RESPECT TO CLAIMS THAT ARE NOT BASED ON OR DO NOT ARISE FROM THE DISCLOSED FACTS.

         RELEASEE acknowledges that he is aware that, after executing this RELEASE, RELEASOR or its attorneys or agents may discover facts in addition to or different from the Disclosed Facts, and that it is the intention of RELEASOR and RELEASEE not to settle and release any claim or cause of action, accounts, agreements, bonds, bills, covenants, contracts, controversies, claims, damages, demands, debts, dues, extents, executions, judgments, liabilities, obligations, promises, predicate acts, reckonings, specialties, suits, sums of money, trespasses and variances, including without limitation court costs and attorneys fees, in law or in equity, which may exist on the basis of facts other than the Disclosed Facts.


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
         The RELEASED MATTERS do not include any claims for the breach by RELEASEE or any person or entity acting on his behalf of the obligations arising under this Agreement.

         Nothing in this Release is intended to, or shall be construed or claimed to be, a license in favor of RELEASEE with respect to any property of RELEASOR, AVANT! Corporation, or any other person or entity.

         This RELEASE may not be modified or amended except by an instrument in writing signed by the RELEASOR and the RELEASEE

RELEASOR                                  RELEASEE
SYNOPSYS, INC.
                                          -----------------
By:                                       Date:
        ----------------------------             -----------------

Title:
        ----------------------------

Date:
        ----------------------------

                                    EXHIBIT B

         Sheng-Chun Lo, on behalf of himself and his heirs, executors, agents, attorneys, administrators, successors and assigns (collectively, "RELEASOR"), for good and valuable consideration received from RELEASEE (as hereinafter defined), releases and forever discharges Synopsys, Inc., its corporate parents, subsidiaries and affiliates, including without limitation Avant! Corporation, and its present and former directors, managing directors, officers, control persons, stockholders, employees, agents, attorneys, administrators, successors and assigns (collectively, "RELEASEE") from any claim or cause of action, accounts, agreements, bonds, bills, covenants, contracts, controversies, claims, damages, demands, debts, dues, extents, executions, judgments, liabilities, obligations, promises, predicate acts, reckonings, specialties, suits, sums of money, trespasses and variances, including without limitation court costs and attorneys fees, in law or in equity, which RELEASOR has as of the Effective Date against RELEASEE that are based on actions or omissions of RELEASEE occurring prior to the Effective Date which, as of the Effective Date (A) are known to RELEASOR, (B) have been disclosed in a publicly available report or other document filed on or before the Effective Date with the U.S. Securities and Exchange Commission by or on behalf of RELEASEE or the Company, or (C) have been disclosed to RELEASOR by RELEASEE or the Company on or before the Effective Date, the information described in (A), (B) and (C) being hereinafter referred to as the "Disclosed Facts" (collectively, the "RELEASED MATTERS"). For the purposes of this paragraph a claim against RELEASEE shall be deemed to have existed as of the Effective Date if such claim is based upon actions or omissions of RELEASEE that occurred or began prior to the Effective Date, even if (i) RELEASOR's right to damages or equitable relief on such claim had not matured as of the Effective Date, or (2) RELEASOR became entitled to additional or different legal or equitable relief on such claim after Effective Date as a result of a continuation of the same actions or omissions or the effects thereof, and/or the passage of time, after the Effective Date, and such claim shall be deemed to include the right to any such additional or different relief. THE PARTIES ACKNOWLEDGE THAT THEY ARE FAMILIAR WITH SECTION 1542 OF THE CIVIL CODE OF THE STATE OF CALIFORNIA, WHICH PROVIDES AS FOLLOWS:

         "A GENERAL RELEASE DOES NOT EXTEND TO CLAIMS WHICH THE CREDITOR DOES NOT KNOW OR SUSPECT TO EXIST IN HIS FAVOR AT THE TIME OF EXECUTING THE RELEASE, WHICH IF KNOWN BY HIM MUST HAVE MATERIALLY AFFECTED HIS SETTLEMENT WITH THE DEBTOR."

         RELEASOR EXPRESSLY WAIVES AND RELINQUISHES ANY RIGHT OR BENEFIT WHICH IT HAS OR MAY HAVE UNDER SECTION 1542 OF THE CIVIL CODE OF THE STATE OF CALIFORNIA, OR ANY OTHER STATUTE OR LEGAL PRINCIPLE WITH SIMILAR EFFECT WITH RESPECT TO CLAIMS BASED ON OR ARISING FROM THE DISCLOSED FACTS, BUT RELEASOR DOES NOT WAIVE OR RELINQUISH ANY SUCH RIGHT OR BENEFIT WITH RESPECT TO CLAIMS THAT ARE NOT BASED ON OR DO NOT ARISE FROM THE DISCLOSED FACTS.

         RELEASEE acknowledges that he is aware that, after executing this RELEASE, RELEASOR or its attorneys or agents may discover facts in addition to or different from the Disclosed Facts, and that it is the intention of RELEASOR and RELEASEE not to settle and release any claim or cause of action, accounts, agreements, bonds, bills, covenants, contracts, controversies, claims, damages, demands, debts, dues, extents, executions, judgments, liabilities, obligations, promises, predicate acts, reckonings, specialties, suits, sums of money, trespasses and variances, including without limitation court costs and attorneys fees, in law or in equity, which may exist on the basis of facts other than the Disclosed Facts.

         The RELEASED MATTERS do not include any claims for the breach by RELEASEE or any person or entity acting on his behalf of the obligations arising under this Agreement.

         This RELEASE may not be modified or amended except by an instrument in writing signed by the RELEASOR and the RELEASEE.

RELEASOR                                       RELEASEE
                                               SYNOPSYS, INC.
---------------------------------------
Date:                                          By:
       --------------------------------              ---------------------------
                                               Title:
                                                     ---------------------------
                                               Date:
                                                     ---------------------------


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